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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) February 2, 1998



                          COMPUTER SCIENCES CORPORATION
               (Exact name of Registrant as specified in its charter)


NEVADA                              1-4850                         95-2043126
(State or Other Jurisdiction     (Commission                 (I.R.S. Employer
of Incorporation)                File Number)             Identification No.)



2100 East Grand Avenue
El Segundo, California                                                  90245
(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code (310) 615-0311



                               Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)




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

Item 5.     Other Events.


     On February 2, 1998, the Board of Directors of the Registrant declared a 2-for-1 stock split in the form of a 100% stock dividend with respect to the Common Stock, par value $1.00 per share, of the Registrant, payable to holders of record on March 2, 1998. A copy of a press release of the Registrant dated February 2, 1998 describing the stock split is included as Exhibit 99.1 hereto.


Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

            The exhibit listed below is filed as a part of this report:

            99.1     Press Release of the Registrant dated February 2, 1998





                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.




                                           COMPUTER SCIENCES CORPORATION


Dated: February 2, 1998                    By /s/ Scott M. Delanty
                                              -----------------------------
                                              Scott M. Delanty
                                              Vice President and Controller
                                              Chief Accounting Officer

                                                                EXHIBIT 99.1


News Release

Contact:  Bruce Plowman,                               FOR IMMEDIATE RELEASE
          Spencer Davis                                Moved on PR Newswire
          310.615.0311                                 February 2, 1998



                       CSC DECLARES 2-FOR-1 STOCK SPLIT
                       IN THE FORM OF A STOCK DIVIDEND


     EL SEGUNDO, Calif., February 2, 1998 -- Computer Sciences Corporation (NYSE:CSC) announced that its board of directors today declared a two-for-one stock split in the form of a 100 percent stock dividend on the company's common stock.

     The dividend is payable to shareholders of record March 2 on the same date. CSC has approximately 78 million shares outstanding and closed on the New York Stock Exchange last Friday, January 30, at 84 7/8 . The highest price of CSC's stock during the last 12 months was 88 1/2 on January 8, 1998, and the lowest was 57 7/8 on April 28, 1997.

     "Five years ago, CSC declared a 200 percent stock dividend, tripling the number of shares outstanding," said Van B. Honeycutt, CSC's chairman, president and chief executive officer. "Since then, our share price has risen from 33 to 83 1/2, reflecting five years of strong financial performance.

     "This latest action reflects our continued confidence in CSC's future performance and prospects, and we anticipate that the resulting increase in our outstanding shares will allow more individual investors as well as institutional investors to participate in the growth of our company."

     CSC has 44,000 employees in nearly 600 offices worldwide with revenue of $6.3 billion for the 12 months ended December 26, 1997. CSC provides clients with a wide range of professional services including management consulting, information systems consulting and integration, and outsourcing. More information about CSC is available at http://www.csc.com.


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